Exhibit 10.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354) pertaining to the employees stock option plan of our report dated March 24, 2003, with respect to the consolidated financial statements of Elbit Systems Ltd. and subsidiaries included in this Annual Report on Form 20-F for the year ended December 31, 2004.

                                         /s/   Luboshitz Kasierer
                                         ------------------------
                                               Luboshitz Kasierer
                              An Affiliate Member of Ernst & Young International


Haifa, Israel, June 27, 2005